Condensed Financial Information of the Parent Company - Schedule of Condensed Statements of Operations and Comprehensive Income (Details) - Parent Company [Member] - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Operating (loss) income:
Equity in loss of subsidiaries	¥ 5,542	¥ (6,209)	¥ (13,645)
Loss before income tax expense	5,542	(6,209)	(13,645)
Income tax expense
Net (loss) income	¥ 5,542	¥ (6,209)	¥ (13,645)